Exhibit 10.1

AMENDMENT TO THE

BUSINESS COMBINATION AGREEMENT

Dated as of May 23, 2025

This Amendment to the Business Combination Agreement, (this “Amendment”), is made and entered into as of the date first set forth above (the “Amendment Date”) by and among ROTH CH ACQUISITION CO., a Cayman Islands exempted company (“Roth”), ROTH CH MERGER SUB, INC., a Delaware corporation (“Merger Sub”), SHARONAI INC., a Delaware corporation (the “Company”) and ROTH CH HOLDINGS, INC., a Delaware corporation (“Holdings”). Each of Roth, Merger Sub, the Company, and Holdings may be referred to in this Agreement as a “Party,” or collectively as the “Parties.”

WHEREAS the Parties are all of the Parties to that certain Business Combination Agreement dated as of January 28, 2025, (as may be further amended, modified or supplemented from time to time, the “Business Combination Agreement”); and

WHEREAS, the Parties now desire to amend the Business Combination Agreement to further increase the Outside Date;

NOW THEREFORE, in consideration of the mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.	Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Business Combination Agreement.

2.	Amendments. The following section of the Business Combination Agreement is hereby amended and restated in its entirety to provide as follows:

(a)	Section 10.01(a) is hereby amended to read as follows:

“(a) In the event that (i) the Closing of the transactions contemplated hereunder has not occurred on or before October 31, 2025 (the “Outside Closing Date”); and (ii) the material breach or violation of any representation, warranty, covenant or obligation under this Agreement by the party (i.e., Parent or Merger Sub, on one hand, or the Company, on the other hand) seeking to terminate this Agreement was not the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Closing Date, then Parent or the Company, as applicable, shall have the right, at its sole option, to terminate this Agreement without liability to the other party. Such right may be exercised by Parent or the Company, as the case may be, giving written notice to the other at any time after the Outside Closing Date.”

3.	Effect of Amendment; Full Force and Effect. This Amendment shall form a part of the Business Combination Agreement for all purposes, and each Party shall be bound hereby and this Amendment and the Business Combination Agreement shall be read and interpreted as one combined instrument. From and after the Amendment Date, each reference in the Business Combination Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby” or words of like import referring to the Business Combination Agreement shall mean and be a reference to the Business Combination Agreement as amended by this Amendment. Except as herein expressly amended or otherwise provided herein, each and every term, condition, warranty and provision of the Business Combination Agreement shall remain in full force and effect, and such are hereby ratified, confirmed and approved by the Parties.

4.	Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict of laws principles thereof.

5.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic means, including DocuSign, Adobe Sign or other similar e-signature services, e-mail or scanned pages shall be effective as delivery of a manually executed counterpart to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the Amendment Date.

ROTH CH ACQUISITION CO.

By:	/s/ John Lipman
Name:	John Lipman
Title:	Co-Chief Executive Officer

ROTH CH MERGER SUB, INC.

By:	/s/ John Lipman
Name:	John Lipman
Title:	President

ROTH CH HOLDINGS, INC.

By:	/s/ John Lipman
Name:	John Lipman
Title:	President

SHARONAI INC.

By:	/s/ Wolfgang Schubert
Name:	Wolfgang Schubert
Title:	Chief Executive Officer

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